UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 31, 2004


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         -------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On March 31, 2004, Infowave completed a US$1.0 million of financing, secured through a private placement to significant shareholder, Gerald Trooien, which was approved by Infowave's shareholders at the Company's Special General Meeting on March 30, 2004. The US$1.0 million (Cdn$1.3 million) was in addition to the recently completed US$4.7 million (Cdn$6.1 million) Canadian private placement financing, resulting in total gross financings of $5.7 million (Cdn$7.4 million) during March.

On April 1, 2004, Infowave acquired the remaining 24% minority interest of mobile application provider Telispark, Inc. ("Telispark"). Infowave issued an additional 11,122,136 common shares for a total of 46,164,398 common shares issued in its acquisition of Telispark. Infowave originally acquired control of Telispark in January as described in a Form 8-K dated January 7, 2004.

The Company also announced the appointment of two veteran software industry leaders to its Board of Directors, Leonard Brody and Tarrnie Williams.

Leonard Brody is currently on the Board of several technology companies, as well as acting senior advisor to several venture capital funds around the world. He is currently a member of the Board of CATA and the Canadian Ebusiness Initiative. Mr. Brody was the founder and CEO of Ipreo and is the former VP, Corporate Development and General Counsel of Onvia Canada which was sold to Bell Actimedia. Mr. Brody is the co-author of the best-selling book, "Innovation
Nation: Canadian Leadership from Java to Jurassic Park".

Tryon (Tarrnie) Williams is an independent consultant, and since 1993 has been Adjunct Professor, Faculty of Commerce and Business Administration at the University of British Columbia. From 1988 to 1991 he was President and CEO of Distinctive Software Inc. of Vancouver and, upon the acquisition of that company by Electronic Arts Inc., North America's largest publisher of interactive software, he became President and CEO of Electronic Arts (Canada) Inc. where he continued until 1993. He is presently the Chairman of CellStop International Limited, the manufacturer of an innovative automobile security device located in South Africa; and the President and CEO of Bingo.com, an internet entertainment portal. Mr. Williams has considerable experience in many fields, including computer and video games, biotechnology, real estate, and computer technology. He has either founded, funded, or been mentor to over 25 technology ventures over his 40 year business career. He is also a Director of YM Biosciences Inc., and several other private corporations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: April 15, 2004                    By: /s/ George Reznik
                                            ------------------------------------
                                            George Reznik, Chief Financial
                                            Officer